SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 2005

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             (Exact name of registrant as specified in its charter)


          DELAWARE                333-113636              20-0842986
---------------------------- ------------------- ------------------------------
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
      of Incorporation)          File Number)         Identification No.)

383 MADISON AVENUE
NEW YORK, NEW YORK                                            10179
------------------------------------              ------------------------------
       (Address of Principal                               (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of January 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation, as seller and master servicer, and Wells Fargo Bank, National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACK SECURITIES I LLC

By: /s/ Joseph Jurkowski
   -------------------------------------
Name:   Joseph Jurkowski
Title:  Managing Director

Dated:  March 3, 2005

                                  EXHIBIT INDEX


Exhibit        Item 601 (a) of     Sequentially                      Page
Number         Regulation S-K      Numbered                          ----
-------        Exhibit No.         Description
               ---------------     ------------

1              4                   Pooling and Servicing Agreement   4